EXHIBIT 99.2 Earnings Release Supplement Second Quarter 2026

Citizens Community Bancorp, Inc.

Table of Contents

	Page(s)
Cautionary Statement and Additional Disclosures	2
Deposit Composition	3
Commercial Deposit Concentrations	4
Top 100 Depositors	5
Liquidity	6
Non-Owner Occupied CRE	7
Owner Occupied CRE	8
Multi-family	9
Commercial & Industrial Loans	10
Construction & Development Loans	11
Agricultural Real Estate & Operating Loans	12
(The following four industry slides are loans included in previous commercial loan slides above, excluding Multi-family loans)	
Campground Loans	13
Hotel Loans	14
Restaurant Loans	15
Office Loans	16
Credit Quality/Risk Rating Descriptions	17
Loans by Risk Rating as of June 30, 2026	18
Loans by Risk Rating as of March 31, 2026	18
Loans by Risk Rating as of December 31, 2025	19
Loans by Risk Rating as of June 30, 2025	19
Allowance for Credit Losses – Loans	20
Allowance for Credit Losses – Unfunded Commitments	20
Delinquency as of June 30, 2026 and March 31, 2026	21
Delinquency as of December 31, 2025 and June 30, 2025	22

	Page(s)
Nonaccrual Loans Roll Forward	23
Other Real Estate Owned Roll Forward	23
Investments – Amortized Cost and Fair Value	24
Investments – Credit Ratings	24
Earnings Per Share	25
Economic Value of Equity	26
Net Interest Income Over One Year Horizon	26
Selected Capital Composition Highlights – Bank and Company	27
Fair Value Accounting and Fair Value Table	28

1

Cautionary Statement and Additional Disclosures SOURCE, DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, data from internal documents was used as the source for this document. Unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, CCFBank National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics; cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which the Company and the Bank operate; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures from others in the financial services industry, including non-depository institutions; disintermediation risk (including the use of emerging financial technologies such as cryptocurrencies); our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our ability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; volatility of our stock price (including possible removal from the Russell 3000® Index and related indexes); accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 5, 2026, and the Company's subsequent filings with the SEC. The forward-looking statements made herein are only made as of the date of this earnings release financial supplement and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures appear in the appendix at the end of this presentation. 2

Citizens Community Bancorp Inc.

Deposit Composition

June 30, 2026


Insured and Collateralized Deposits
20%
12%
68%
$1.55 Billion
80% of deposits insured or collateralized
Uninsured or Uncollateralized
Preferred Public Deposits Collateralized
Insured Deposits


Deposit Composition
2%
13%
28%
57%
Consumer deposits
Commercial deposits
Public deposits
Wholesale Deposits

Average Account Size (in thousands)	
Type	**Amount**
Retail	$16
Commercial	$68
Public	$472

Top 10 Depositors

Rank	% of Deposits	Industry	Coverage Beyond FDIC[1]
1	1.9%	Education Services	ICS
2	1.8%	Health Care	ICS
3	1.8%	Public Administration	ICS
4	1.3%	Public Administration	Collateralized
5	1.2%	Public Administration	Collateralized
6	1.0%	Public Administration	Collateralized
7	0.9%	Professional, Scientific, & Technical Services	None
8	0.9%	Public Administration	Collateralized
9	0.8%	Manufacturing	ICS
10	0.8%	Real Estate	ICS

(1) Coverage by ICS and private insurance may not cover entire balance

3

Commercial Deposit Concentrations June 30, 2026 Diverse commercial deposit base with no industry concentration over 13% 4

Top 100 Depositors June 30, 2026 $1.55 Billion 5

Liquidity June 30, 2026 $781 Million 6

Citizens Community Bancorp Inc.

Non-Owner Occupied CRE

Non-Owner Occupied CRE
As of 6/30/26



1%
1%
3%
5%
3%
4%
5%
29%
7%
20%
22%
CRE - Campground
Investor Residential
Hotel
CRE - Retail
CRE - Senior Living
CRE - Office
CRE - Mixed Use
CRE - Warehouse/Mini Storage
CRE - Industrial/Manufacturing
Bar/Restaurant
Other

Portfolio Characteristics - Non-Owner Occupied CRE		
As of	6/30/2026	3/31/2026
Loan Balance Outstanding in Millions	$475	$449
Number of Loans	718	708
Average Loan Size in Thousands	$661	$634
Approximate Weighted Average LTV	54%	52%
Weighted Average Seasoning in Months	48	49
Trailing 12 Month Net (Recoveries) Charge-Offs	(0.01%)	0.03%
Criticized Loans in Millions	$14.5	$6.3
Criticized Loans as a Percent of Total	3.0%	1.4%

By Geography
As of 6/30/26



33%
48%
19%
Wisconsin
Minnesota
Other

Portfolio Fundamentals

- Typically, well-seasoned investors with multiple projects, track record of success, and personal financial strength (Net Worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5 to 10 years with 20 to 25-year amortizations depending on property type, markets, and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

7

Owner-Occupied CRE

Owner-Occupied CRE
As of 6/30/26



23%
22%
4%
9%
19%
10%
13%
CRE - Warehouse/Mini Storage
CRE - Restaurant
CRE - Industrial/Manufacturing
CRE - Retail
CRE - Mixed Use
CRE - Office
Other

By Geography
As of 6/30/26



5%
13%
82%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Owner-Occupied CRE

As of	6/30/2026	3/31/2026
Loan Balance Outstanding in Millions	$256	$249
Number of Loans	384	380
Average Loan Size in Thousands	$667	$655
Approximate Weighted Average LTV	49%	48%
Weighted Average Seasoning in Months	46	48
Trailing 12 Month Net Charge-Offs	0.24%	0.01%
Criticized Loans in Millions	$15.8	$18.8
Criticized Loans as a Percent of Total	6.2%	7.6%

Portfolio Fundamentals

- Underwritten to <80% LTV based on appraised value
- Term of 5 to 10 years with 20-year amortization
- Recourse to owners with >20% interest
- DSC covenant of 1.25x on project and/or Global DSC of 1.15x
- Appropriate use of SBA 504/7a for lower cash injection or special use projects
- By Geography "Other" segment includes borrowers with warm climates and no income tax states

8

Portfolio Fundamentals 65% 25% 10% Wisconsin Minnesota Other By Geography As of 6/30/26 36% 21% 11% 9% 9% 5% 3%1% 5% 2021 2022 2025 2020 2023 2026 2024 2019 Prior to 2019 By Vintage As of 6/30/26 • Housing markets in Eau Claire, La Crosse, and Mankato markets supported by student populations (state universities and technical colleges) and growing populations and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market, and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-Family CRE 6/30/2026 3/31/2026 $253 $241 129 124 $1.96 $1.95 61% 61% Weighted Average Seasoning in Months 49 49 0.00% 0.00% $11.1 $9.0 4.4% 3.7%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs Criticized Loans in Millions Portfolio Characteristics - Multi-Family CRE Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Millions As of 9

Citizens Community Bancorp Inc.

Commercial & Industrial Loans



Commercial & Industrial
As of 6/30/26
13%
12%
12%
11%
10%
8%
5%
4%
4%
4%
3%
3%
2%
9%
Wholesale Trade
Manufacturing
Transportation & Warehousing
Construction
Retail Trade
Finance & Insurance
Professional, Scientific, & Technical Services
Administrative Support
Education Services
Public Admin
Health Care & Social Services
Real Estate, Rental, & Leasing
Arts, Entertainment, & Recreation
Other



By Geography
As of 6/30/26
1%
9%
90%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

As of	6/30/2026	3/31/2026
Loan Balance Outstanding in Millions	$117	$114
Number of Loans	631	617
Average Loan Size in Thousands	$186	$185
Weighted Average Seasoning in Months	32	34
Trailing 12 Month Net Charge-Offs	1.01%	0.03%
Committed Line, if collateral in Millions	$56	$49
Criticized Loans in Millions	$6.9	$8.1
Criticized Loans as a Percent of Total	5.9%	7.1%

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, and Convenience Stores/Gas Stations

10

Portfolio Fundamentals 25% 18% 14% 12% 10% 8% 13% Campgrounds Arts & Entertainment Healthcare & Social Services 1-4 Family Hospitality Land Other Construction & Development As of 6/30/26 74% 13% 3% 3%3%2% 2% Wisconsin Texas Florida Massachusetts Tennessee Minnesota Utah By Geography As of 6/30/26 • Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse • Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type) • Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement Construction & Development Loans 6/30/2026 3/31/2026 Loan Balance Outstanding in Millions $56 $83 Number of Loans 75 88 Average Loan Size in Millions $0.8 $1.0 Approximate Weighted Average LTV 64% 71% Trailing 12 Month Net Charge-Offs 0.00% 0.00% Percent Utilized of Commitments 56% 67% Criticized Loans in Millions $0.00 $2.20 Criticized Loans as a Percent of Total 0.0% 2.6% Portfolio Characteristics - Construction & Development As of 11

46% 24% 15% 15% Crop Other Farming Dairy Other Agricultural As of 6/30/26 Portfolio Fundamentals 77% 22% 1% Wisconsin Minnesota Other By Geography As of 6/30/26 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of <65%; equipment LTV of <75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA, or USDA programs to address DSC, collateral margins, or working capital • Operating and Ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 6/30/2026 3/31/2026 $101 $99 451 443 $224 $223 39 37 0.00% (0.01%) Criticized Loans in Millions $4.4 $1.6 4.3% 1.6%Criticized Loans as a Percent of Total Weighted Average Seasoning in Months Trailing 12 Month Net Charge-Offs (Recoveries) Portfolio Characteristics - Agricultural Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands As of 12

Citizens Community Bancorp Inc.

Campground Loans

(This industry classification was previously included in the slides on pages 7-12)

By Vintage
As of 6/30/26


20%
14%
17%
15%
14%
10%
5%
5%
2021
2023
2020
2022
2025
2026
2024
Prior

By Geography
As of 6/30/26


15%
10%
8%
7%
6%
6%
6%
5%
5%
5%
4%
4%
3%
3%
2%
2%
9%
Wisconsin
Alabama
Ohio
Illinois
Florida
New Jersey
Utah
Maryland
Pennsylvania
Texas
New York
Tennessee
Nevada
North Carolina
South Carolina
Kentucky

Sub-Portfolio Characteristics - Campgrounds

As of	6/30/2026	3/31/2026
Loan Balance Outstanding in Millions	$152	$151
Number of Loans	70	70
Average Loan Size in Millions	$2.2	$2.2
Approximate Weighted Average LTV	48%	48%
Weighted Average Seasoning in Months	45	44
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Criticized Loans in Millions	$5.7	$0.0
Criticized Loans as a Percent of Total	3.70%	0.00%

Portfolio Fundamentals

- Experienced multi-unit operators and owner-occupied franchised campgrounds (typically Jellystone Park)
- Grounds offer a mix of camping, RV, and cabin options with recreational amenities
- Park locations within reasonable proximity of metropolitan areas and/or near national and state parks
- Underwritten with recourse generally with 5 to 10-year terms and 20-year amortization
- Use of SBA 7a and 504 or other government guaranteed loan programs as appropriate
- 20+ years of history through CCF acquisition with no charge-off history

13

44% 28% 28% Limited Service Full Service Other Hotels As of 6/30/26 Portfolio Fundamentals 37% 37% 14% 9% 3% Minnesota Wisconsin Illinois Colorado New Mexico By Geography As of 6/30/26 • Mainly experienced multi-project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results stressed scenarios in underwriting Hotel Loans (This industry classification was previously included in the slides on pages 7-12) 6/30/2026 3/31/2026 $100 $97 24 22 $4.1 $4.4 55% 55% 0.00% 0.00% $3.0 $3.2 3.1% 3.3%Criticized Loans as a Percent of Total As of Number of Loans Trailing 12 Month Net Charge-Offs Sub-Portfolio Characteristics - Hotels Loan Balance Outstanding in Millions Average Loan Size in Millions Approximate Weighted Average LTV Criticized Loans in Millions 14

54% 23% 14% 4% 3% 2% Culver's - Limited Service Restaurants Bowling Centers Drinking Establishments Other National Limited Services Other Restaurants As of 6/30/26 Portfolio Fundamentals 63% 23% 14% Wisconsin Minnesota Other By Geography As of 6/30/26 • Experienced developers/operators of National Limited/Quick Service brands (Culver’s, Subway, Dairy Queen, McDonald’s, Jimmy John’s, A&W, etc.) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking Establishments may have other collateral pledged and tend to be in smaller communities in our footprint Restaurant Loans (This industry classification was previously included in the slides on pages 7-12) 6/30/2026 3/31/2026 $62 $65 83 83 $748 $778 52% 52% 0.00% 0.00% $3.2 $3.2 5.1% 4.9%Criticized Loans as a Percent of Total Sub-Portfolio Characteristics - Restaurants As of Trailing 12 Month Net Charge-Offs Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Approximate Weighted Average LTV Criticized Loans in Millions 15

80% 20% Maturity or Next Repricing Date As of 6/30/26 2026 2027 & Beyond Portfolio Fundamentals 83% 11% 6% Wisconsin Minnesota Other By Geography As of 6/30/26 • Properties financed are generally in Wisconsin and Minnesota, and 98% of properties are located outside of large cities • Projects underwritten with 5 to 10-year term, up to 20-year amortization, and <80% LTV • Loans are with recourse to the sponsor/owner(s) • Buildings are mostly single level buildings and no more than three floors high • Tenants centered in medical, insurance, professional services, and government Office Loans (This industry classification was previously included in the slides on pages 7-12) 6/30/2026 3/31/2026 $36 $31 70 70 $518 $440 55% 52% 37.9 43.0 0.00% 0.00% $0.3 $0.2 0.7% 0.5%Criticized Loans as a Percent of Total Sub-Portfolio Characteristics - Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 16

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a “Substandard” loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. As of June 30, 2026, March 31, 2026, December 31, 2025, and June 30, 2025, there were no loans classified as “Doubtful” with a risk rating of 8 and no loans classified as “Loss” with a risk rating of 9. Residential and consumer loans are typically not rated until they are past due 90 days at month-end which is why they are classified as “Pass” graded 1-5 and once past due or have a history of delinquencies, get assigned a grade 7. 17

Below is a breakdown of loans by risk rating as of June 30, 2026:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 700,687	$ 10,207	$ 20,134	$ 731,028
Agricultural real estate	68,145	986	2,251	71,382
Multi-family real estate	242,111	2,142	8,991	253,244
Construction and land development	56,090	—	—	56,090
C&I/Agricultural operating:				
Commercial and industrial	110,356	5,392	1,467	117,215
Agricultural operating	28,291	1,136	—	29,427
Residential mortgage:				
Residential mortgage	114,897	—	2,186	117,083
Purchased HELOC loans	1,288	—	117	1,405
Consumer installment:				
Originated indirect paper	1,535	—	24	1,559
Other consumer	7,221	—	46	7,267
Gross loans	$ 1,330,621	$ 19,863	$ 35,216	$ 1,385,700
Less:				
Unearned net deferred fees and costs and loans in process				(2,638)
Unamortized discount on acquired loans				(87)
Allowance for credit losses				(25,899)
Loans receivable, net				$ 1,357,076

Below is a breakdown of loans by risk rating as of March 31, 2026:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 672,655	$ 16,971	$ 8,159	$ 697,785
Agricultural real estate	68,333	915	458	69,706
Multi-family real estate	232,231	—	8,990	241,221
Construction and land development	81,011	2,202	—	83,213
C&I/Agricultural operating:				
Commercial and industrial	106,262	5,606	2,511	114,379
Agricultural operating	28,832	200	—	29,032
Residential mortgage:				
Residential mortgage	115,350	—	2,236	117,586
Purchased HELOC loans	1,434	—	117	1,551
Consumer installment:				
Originated indirect paper	1,876	—	26	1,902
Other consumer	4,632	—	1	4,633
Gross loans	$ 1,312,616	$ 25,894	$ 22,498	$ 1,361,008
Less:				
Unearned net deferred fees and costs and loans in process				(2,638)
Unamortized discount on acquired loans				(118)
Allowance for credit losses				(22,966)
Loans receivable, net				$ 1,335,286

18

Below is a breakdown of loans by risk rating as of December 31, 2025:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 657,822	$ 17,233	$ 8,053	$ 683,108
Agricultural real estate	68,003	923	210	69,136
Multi-family real estate	236,697	—	8,991	245,688
Construction and land development	75,710	57	—	75,767
C&I/Agricultural operating:				
Commercial and industrial	97,906	6,121	1,880	105,907
Agricultural operating	33,236	139	—	33,375
Residential mortgage:				
Residential mortgage	119,918	—	2,107	122,025
Purchased HELOC loans	1,622	—	117	1,739
Consumer installment:				
Originated indirect paper	2,196	—	28	2,224
Other consumer	3,995	—	2	3,997
Gross loans	$ 1,297,105	$ 24,473	$ 21,388	$ 1,342,966
Less:				
Unearned net deferred fees and costs and loans in process				(2,528)
Unamortized discount on acquired loans				(113)
Allowance for loan losses				(22,401)
Loans receivable, net				$ 1,317,924

Below is a breakdown of loans by risk rating as of June 30, 2025:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 677,938	$ 7,094	$ 8,350	$ 693,382
Agricultural real estate	63,621	143	5,473	69,237
Multi-family real estate	229,955	8,998	—	238,953
Construction and land development	70,477	—	—	70,477
C&I/Agricultural operating:				
Commercial and industrial	101,377	6,514	1,311	109,202
Agricultural operating	31,424	452	—	31,876
Residential mortgage:				
Residential mortgage	123,181	—	2,637	125,818
Purchased HELOC loans	2,251	—	117	2,368
Consumer installment:				
Originated indirect paper	2,927	—	32	2,959
Other consumer	4,273	—	2	4,275
Gross loans	$ 1,307,424	$ 23,201	$ 17,922	$ 1,348,547
Less:				
Unearned net deferred fees and costs and loans in process				(2,629)
Unamortized discount on acquired loans				(298)
Allowance for loan losses				(21,347)
Loans receivable, net				$ 1,324,273

19

Allowance for Credit Losses - Loans (in thousand, except ratios) June 30, 2026 and Three Months Ended March 31, 2026 and Three Months Ended December 31, 2025 and Three Months Ended September 30, 2025 and Three Months Ended Allowance for Credit Losses (“ACL”) ACL - Loans, beginning of period $ 22,966 $ 22,401 $ 22,182 $ 21,347 Loans charged off: Commercial/Agricultural real estate (574) (17) — — C&I/Agricultural operating (849) (183) — (7) Residential mortgage — — — — Consumer installment — (1) (4) — Total loans charged off (1,423) (201) (4) (7) Recoveries of loans previously charged off: Commercial/Agricultural real estate — — — — C&I/Agricultural operating 2 — 2 3 Residential mortgage — 5 — 52 Consumer installment 4 3 18 3 Total recoveries of loans previously charged off: 6 8 20 58 Net loan recoveries/(charge-offs) (“NCOs”) (1,417) (193) 16 51 Additions (Reversals) to ACL - Loans via provision for credit losses charged to operations 4,350 758 203 784 ACL - Loans, end of period $ 25,899 $ 22,966 $ 22,401 $ 22,182 Average outstanding loan balance $ 1,363,849 $ 1,328,448 $ 1,329,456 $ 1,342,635 Ratios: NCOs (annualized) to average loans 0.42% 0.06% 0.00% (0.02) % Allowance for Credit Losses - Unfunded Commitments: (in thousands) In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $0.457 at June 30, 2026, $0.482 million at March 31, 2026, $0.490 million at December 31, 2025, and $0.627 million at June 30, 2025, classified in other liabilities on the consolidated balance sheets. June 30, 2026 and Three Months Ended March 31, 2026 and Three Months Ended December 31, 2025 and Three Months Ended June 30, 2025 and Three Months Ended ACL - Unfunded commitments, beginning of period $ 482 $ 490 $ 493 $ 435 Additions (reversals) to ACL - Unfunded commitments via provision for credit losses charged to operations (25) (8) (3) 192 ACL - Unfunded commitments, end of period $ 457 $ 482 $ 490 $ 627 20

Delinquency Detail
Loan balances at amortized cost
(in thousands)

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 89 Days Past Due	Total Past Due	Current	Total Loans
June 30, 2026						
Commercial/Agricultural real estate:						
Commercial real estate	$ 245	$ 5,637	$ 8,946	$ 14,828	$ 714,502	$ 729,330
Agricultural real estate	—	—	—	—	71,293	71,293
Multi-family real estate	—	—	8,970	8,970	244,102	253,072
Construction and land development	—	—	—	—	55,850	55,850
C&I/Agricultural operating:						
Commercial and industrial	—	—	463	463	116,555	117,018
Agricultural operating	—	—	—	—	29,424	29,424
Residential mortgage:						
Residential mortgage	1,669	284	61	2,014	114,743	116,757
Purchased HELOC loans	117	—	—	117	1,288	1,405
Consumer installment:						
Originated indirect paper	—	—	—	—	1,559	1,559
Other consumer	62	15	—	77	7,190	7,267
Total	$ 2,093	$ 5,936	$ 18,440	$ 26,469	$1,356,506	$1,382,975
March 31, 2026						
Commercial/Agricultural real estate:						
Commercial real estate	$ —	$ —	$ 665	$ 665	$ 695,540	$ 696,205
Agricultural real estate	931	—	—	931	68,683	69,614
Multi-family real estate	—	—	8,970	8,970	232,065	241,035
Construction and land development	57	—	—	57	82,781	82,838
C&I/Agricultural operating:						
Commercial and industrial	978	—	742	1,720	112,478	114,198
Agricultural operating	—	—	—	—	29,027	29,027
Residential mortgage:						
Residential mortgage	1,769	30	67	1,866	115,383	117,249
Purchased HELOC loans	—	—	—	—	1,550	1,550
Consumer installment:						
Originated indirect paper	—	—	—	—	1,903	1,903
Other consumer	58	—	—	58	4,575	4,633
Total	$ 3,793	$ 30	$ 10,444	$ 14,267	$1,343,985	$1,358,252

21

Delinquency Detail (Continued)
Loan balances at amortized cost
(in thousands)

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 89 Days Past Due	Total Past Due	Current	Total Loans
December 31, 2025						
Commercial/Agricultural real estate:						
Commercial real estate	$ 471	$ 572	$ 467	$ 1,510	$ 680,136	$ 681,646
Agricultural real estate	192	—	—	192	68,850	69,042
Multi-family real estate	—	—	8,970	8,970	236,521	245,491
Construction and land development	57	—	—	57	75,342	75,399
C&I/Agricultural operating:						
Commercial and industrial	665	—	1,143	1,808	103,948	105,756
Agricultural operating	—	—	—	—	33,364	33,364
Residential mortgage:						
Residential mortgage	1,419	132	44	1,595	120,071	121,666
Purchased HELOC loans	117	—	—	117	1,622	1,739
Consumer installment:						
Originated indirect paper	—	—	—	—	2,225	2,225
Other consumer	29	2	1	32	3,965	3,997
Total	$ 2,950	$ 706	$ 10,625	$ 14,281	$1,326,044	$1,340,325
June 30, 2025						
Commercial/Agricultural real estate:						
Commercial real estate	$ 7,962	$ 170	$ 45	$ 8,177	$ 683,666	$ 691,843
Agricultural real estate	—	—	—	—	68,965	68,965
Multi-family real estate	—	—	—	—	238,823	238,823
Construction and land development	—	—	—	—	70,008	70,008
C&I/Agricultural operating:						
Commercial and industrial	—	1,324	405	1,729	107,319	109,048
Agricultural operating	—	—	—	—	31,895	31,895
Residential mortgage:						
Residential mortgage	2,858	414	566	3,838	121,598	125,436
Purchased HELOC loans	—	—	—	—	2,368	2,368
Consumer installment:						
Originated indirect paper	1	—	—	1	2,958	2,959
Other consumer	12	1	—	13	4,262	4,275
Total	$ 10,833	$ 1,909	$ 1,016	$ 13,758	$1,331,862	$1,345,620

22

Nonaccrual Loans Roll Forward Loan balances at amortized cost (in thousands) Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Balance, beginning of period $ 17,303 $ 15,853 $ 15,614 $ 11,609 $ 13,091 Additions 18,332 2,350 483 9,958 600 Charge offs (1,423) (200) — (7) (72) Payments received (2,629) (681) (244) (5,934) (1,992) Other, net (22) (19) — (12) (18) Balance, end of period $ 31,561 $ 17,303 $ 15,853 $ 15,614 $ 11,609 Other Real Estate Owned Roll Forward (in thousands) Quarter Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Balance, beginning of period $ 850 $ 850 $ 876 $ 876 $ 876 Loans transferred in — — — — — Real estate transferred in from fixed assets value reduction — — — — — Branch properties sales — — — — — Sales — — — — — Write-downs — — (26) — — Other, net — — — — — Balance, end of period $ 850 $ 850 $ 850 $ 876 $ 876 23

The amortized cost, estimated fair value and related unrealized gains and losses on securities available-for-sale and held- to-maturity as of June 30, 2026 and December 31, 2025, respectively, were as follows: (in thousands) Available-for-sale securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value June 30, 2026 U.S. government agency obligations $ 7,257 $ 11 $ 39 $ 7,229 Mortgage-backed securities 79,531 — 15,543 63,988 Corporate debt securities 43,618 184 1,298 42,504 Student loan asset-backed securities 14,876 4 166 14,714 Total available-for-sale securities $ 145,282 $ 199 $ 17,046 $ 128,435 December 31, 2025 U.S. government agency obligations $ 10,811 $ 15 $ 53 $ 10,773 Mortgage-backed securities 82,264 — 15,580 66,684 Corporate debt securities 42,394 152 1,864 40,682 Student loan asset-backed securities 16,149 10 195 15,964 Total available-for-sale securities $ 151,618 $ 177 $ 17,692 $ 134,103 (in thousands) Held-to-maturity securities Amortized Cost Gross Unrecognized Gains Gross Unrecognized Losses Estimated Fair Value June 30, 2026 Obligations of states and political subdivisions $ 300 $ — $ 9 $ 291 Mortgage-backed securities 77,115 3 15,928 61,190 Total held-to-maturity securities $ 77,415 $ 3 $ 15,937 $ 61,481 December 31, 2025 Obligations of states and political subdivisions $ 400 $ — $ 12 $ 388 Mortgage-backed securities 79,810 6 16,087 63,729 Total held-to-maturity securities $ 80,210 $ 6 $ 16,099 $ 64,117 The composition of our available-for-sale portfolio by credit rating as of the dates indicated below was as follows: (in thousands) June 30, 2026 December 31, 2025 Available-for-sale securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 88,288 $ 72,743 $ 93,075 $ 77,458 AAA 1,370 1,362 4,613 4,595 AA 12,949 12,826 11,536 11,369 A 3,457 3,313 2,250 2,097 BBB 39,218 38,191 40,144 38,584 Total available-for-sale securities $ 145,282 $ 128,435 $ 151,618 $ 134,103 24

The composition of our held-to-maturity portfolio by credit rating as of the dates indicated was as follows: (in thousands) June 30, 2026 December 31, 2025 Held-to-maturity securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 77,115 $ 61,190 $ 79,810 $ 63,729 A 300 291 400 388 Total $ 77,415 $ 61,481 $ 80,210 $ 64,117 On July 24, 2025, the Board of Directors authorized a stock repurchase program of 5% of the outstanding shares on that date or 499,000 shares, in open market or private transactions. The timing and amount of any share repurchases under this authorization will be determined by management based on market conditions and other considerations. This share repurchase authorization does not obligate the Company to repurchase any shares of its common stock. During the quarter ended June 30, 2026, 881 shares were repurchased under this program. As of June 30, 2026, approximately 112 thousand shares remained available for repurchase. On July 23, 2026, this authorization expired. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Six Months Ended June 30, 2026 March 31, 2026 June 30, 2025 June 30, 2026 June 30, 2025 Basic Net income attributable to common shareholders $ 1,102 $ 3,755 $ 3,270 $ 4,857 $ 6,467 Weighted average common shares outstanding 9,642 9,626 9,989 9,634 9,989 Basic earnings per share $ 0.11 $ 0.39 $ 0.33 $ 0.50 $ 0.65 Diluted Net income attributable to common shareholders $ 1,102 $ 3,755 $ 3,270 $ 4,857 $ 6,467 Weighted average common shares outstanding 9,642 9,626 9,989 9,634 9,989 Add: Dilutive stock options outstanding 5 10 8 4 10 Average shares and dilutive potential common shares 9,647 9,636 9,997 9,638 9,999 Diluted earnings per share $ 0.11 $ 0.39 $ 0.33 $ 0.50 $ 0.65 Common stock issued and outstanding 9,650 9,629 9,992 9,650 9,992 25

Economic Value of Equity Percent Change in Economic Value of Equity (EVE) Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At June 30, 2026 At December 31, 2025 +300 bp 4% 6% +200 bp 3% 4% +100 bp 1% 2% -100 bp (1) % (4) % -200 bp (3) % (8) % Net Interest Income Over One Year Horizon Percent Change in Net Interest Income Over One Year Horizon Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At June 30, 2026 At December 31, 2025 +300 bp (6) % (4) % +200 bp (4) % (2) % +100 bp (2) % (1) % -100 bp 2% (1) % -200 bp 3% (1) % 26

CCFBank NATIONAL ASSOCIATION Selected Capital Composition Highlights June 30, 2026 (unaudited) March 31, 2026 (unaudited) December 31, 2025 (audited) June 30, 2025 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.2% 11.3% 11.3% 12.2% 5.0% Tier 1 capital (to risk weighted assets) 12.9% 13.2% 13.4% 14.4% 8.0% Common equity tier 1 capital (to risk weighted assets) 12.9% 13.2% 13.4% 14.4% 6.5% Total capital (to risk weighted assets) 14.2% 14.4% 14.6% 15.7% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights June 30, 2026 (unaudited) March 31, 2026 (unaudited) December 31, 2025 (audited) June 30, 2025 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 9.7% 9.8% 9.9% 9.8% 4.0% Tier 1 capital (to risk weighted assets) 11.2% 11.3% 11.6% 11.6% 6.0% Common equity tier 1 capital (to risk weighted assets) 11.2% 11.3% 11.6% 11.6% 4.5% Total capital (to risk weighted assets) 14.7% 14.9% 15.3% 16.3% 8.0% 27

Fair Value Accounting ASC Topic 820-10, “Fair Value Measurements and Disclosures” establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The topic describes three levels of inputs that may be used to measure fair value: Level 1- Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date. Level 2- Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 3- Significant unobservable inputs that reflect the Company’s assumptions about the factors that market participants would use in pricing an asset or liability. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input within the valuation hierarchy that is significant to the fair value measurement. The fair value of securities available for sale is determined by obtaining market price quotes from independent third parties wherever such quotes are available (Level 1 inputs); or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). Where such quotes are not available, we utilize independent third party valuation analysis to support our own estimates and judgments in determining fair value (Level 3 inputs). Fair Value Table The table below represents what we would receive to sell an asset or what we would have to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount and estimated fair value of the Company’s financial instruments as of the dates indicated below were as follows: June 30, 2026 Valuation Method Used Carrying Amount Estimated Fair Value Financial assets: Cash and cash equivalents (Level I) $ 121,762 $ 121,762 Securities available-for-sale “AFS” (Level II) 128,435 128,435 Securities held-to-maturity “HTM” (Level II) 77,415 61,481 Farmer Mac equity securities (Level I) 571 571 Preferred equity (Level III) 1,125 1,125 Equity investments valued at NAV (1) N/A 4,591 N/A Other investments (Level II) 12,485 12,485 Loans receivable, net (Level III) 1,357,076 1,343,743 Loans held for sale - Residential mortgage (Level I) 941 941 Loans held for sale - SBA /FSA (Level II) — — Mortgage servicing rights (Level III) 3,453 5,108 Accrued interest receivable (Level I) 6,180 6,180 Financial liabilities: Deposits (excluding demand deposits) (Level III) $ 895,494 $ 895,099 Other borrowings (Level II) 51,885 50,950 Accrued interest payable (Level I) 3,126 3,126 (1) Investments valued at NAV are excluded from being reported under the fair value hierarchy but are presented to permit reconciliation with the balance sheet in accordance with ASC 820-10-35-54B. 28